Exhibit 99.1

REATA PHARMACEUTICALS STOCKHOLDERS APPROVE MERGER TRANSACTION WITH BIOGEN INC.

PLANO, Texas—September 21, 2023 (BUSINESS WIRE)—Reata Pharmaceuticals, Inc. (Nasdaq: RETA) (“Reata,” the “Company,” “our,” “us,” or “we”), a global, biopharmaceutical company focused on developing and commercializing novel therapies for patients with severe diseases, announced that at a special meeting held today, preliminary results indicate that the stockholders of the Company voted to approve the Company’s previously announced acquisition (the “Merger”) by Biogen Inc., a Delaware corporation (“Biogen”).

Approximately 99.65 percent of the votes cast by the Company’s Class A common stockholders and Class B common stockholders, voting as a single class, entitled to vote at the special meeting, voted to approve the Merger, which represents approximately 87.99 percent of the total voting power of the shares of the Company’s Class A common stock and Class B common stock entitled to vote at the special meeting. The Company will file a Current Report on Form 8-K disclosing the full results of the vote. The expected closing date of the Merger is September 26, 2023.

“We are pleased to announce that our stockholders have approved our acquisition by Biogen. This marks a significant milestone in Reata’s journey, and I thank our stockholders for their strong support,” said Warren Huff, Chairman and Chief Executive Officer at Reata. “We believe the acquisition by Biogen will significantly advance Reata’s vision of developing and delivering novel therapies to patients with rare diseases.”

About Reata

Reata is a global, biopharmaceutical company committed to developing and commercializing novel therapeutics for patients with serious or life-threatening diseases with few or no approved therapies. We focus on molecular pathways involved in the regulation of cellular metabolism and inflammation. Reata developed the first and only product for Friedreich’s ataxia approved by the U.S. Food and Drug Administration. In addition, Reata is developing cemdomespib for the treatment of patients with diabetic neuropathic pain and Nrf2 activators for neurological diseases. Cemdomespib is an investigational drug, and its safety and efficacy has not been established by any regulatory agency. For more information visit www.reatapharma.com and follow us on LinkedIn and Twitter.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; the conditions to closing of the proposed transaction may not be satisfied or the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Biogen is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; potential business uncertainty, including changes to existing business relationships during the pendency of the proposed transaction that could affect financial performance; legal proceedings; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) may be obtained by contacting the Company, through the Company’s website at https://www.reatapharma.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at https://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

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Contact:

Reata Pharmaceuticals, Inc.

(972) 865-2219

https://www.reatapharma.com/

Investor Relations & Media Relations:

John Hunter ir@reatapharma.com

Wendy Segal media@reatapharma.com

https://www.reatapharma.com/contact-us/